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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                                                 August 17, 2004
Date of earliest event reported:                                August 17, 2004


                         CORE MOLDING TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


Delaware                               001-12505                31-1481870
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(State of Other Jurisdiction          (Commission              (IRS Employer
     of  Incorporation)               File Number)          Identification No.)


800 Manor Park Drive, P.O. Box 28183
Columbus, Ohio                                                  43228-0183
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(Address of Principle Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code       (614) 870-5000
                                                    ---------------------------



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          (Former Name of Former Address, if Changed Since Last Report)





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         The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Core Molding Technologies, Inc. under the Securities Act of 1933.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

         On August 17, 2004, Core Molding Technologies, Inc. announced their earnings for the second quarter ending June 30, 2004. A copy of the press release announcing this event is included in this Form 8-K as exhibit 99(a).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         All exhibits are furnished pursuant to Item 12.

         Exhibit
         Number           Exhibit
         -------          -------
          99(a)           Press release announcing earnings for Core Molding
                          Technologies, Inc. for the second quarter ending June
                          30, 2004



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Core Molding Technologies, Inc.
                                           ------------------------------------
                                                       (Registrant)






Date       August 17, 2004                 By       /s/ Herman F. Dick, Jr.
      -------------------------               ---------------------------------
                                                         (Signature)

                                                      Herman F. Dick, Jr.
                                           Treasurer and Chief Financial Officer




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Index of Exhibits:

         Exhibit
         Number           Exhibit
         -------          -------
          99(a)           Press release announcing earnings for Core Molding
                          Technologies, Inc. for the second quarter ending
                          June 30, 2004


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